EXHIBIT A


                             JOINT FILING AGREEMENT

                            PURSUANT TO RULE 13d-1(k)

           The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


DATED:  December 11, 2006


                                               S.A.C. CAPITAL ADVISORS, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name:  Peter Nussbaum
                                                   Title: Authorized Person



                                               S.A.C. CAPITAL MANAGEMENT, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name:  Peter Nussbaum
                                                   Title: Authorized Person



                                               S.A.C. CAPITAL ASSOCIATES, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name:  Peter Nussbaum
                                                   Title: Authorized Person



                                               S.A.C. MULTIQUANT FUND, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name: Peter Nussbaum
                                                   Title: Authorized Person



                                               S.A.C. MERIDIAN FUND, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name:  Peter Nussbaum
                                                   Title: Authorized Person



                                               S.A.C. SELECT FUND, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name: Peter Nussbaum
                                                   Title: Authorized Person



                                               CR INTRINSIC INVESTORS, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name:  Peter Nussbaum
                                                   Title: Authorized Person



                                               CR INTRINSIC INVESTMENTS, LLC

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name:  Peter Nussbaum
                                                   Title: Authorized Person



                                               STEVEN A. COHEN

                                               By: /s/ Peter Nussbaum
                                                   ---------------------------
                                                   Name:  Peter Nussbaum
                                                   Title: Authorized Person